UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                  July 25, 2005

                        INTEGRATED SECURITY SYSTEMS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

           Delaware                  1-11900                75-2422983
   ________________________    _____________________    __________________
   (State of incorporation)    (Commission File No.)      (IRS Employer
                                                        Identification No.)
                     8200 Springwood Drive
                           Suite 230
                         Irving, Texas                     75063
           ________________________________________     __________
           (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code:   (972) 444-8280

                                 Not Applicable
________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) On July 26, 2005, Paul Roland resigned his position as a member of the Board of Directors of Integrated Security Systems, Inc. (the "Company"). Mr. Roland also resigned his position as President of the Company's wholly-owned subsidiary, B&B ARMR Corporation ("B&B"), to pursue other personal interests.


Item 8.01   Other Events.

         On July 25, 2005, the Company issued a press release announcing a number of management changes at the Company's wholly-owned subsidiary, B&B ARMR Corporation. The press release also disclosed the Company's planned closure of its Norwood, Louisiana manufacturing facility in August 2005. A copy of the press release is attached as an exhibit to this Form 8-K.


Item 9.01   Financial Statements and Exhibits.

(c)  Exhibits.

     99.1   Press Release of Integrated Security Systems, Inc. dated July 25,
            2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        INTEGRATED SECURITY SYSTEMS, INC.


Dated: July 29, 2005                    By: /s/ C.A. RUNDELL, JR.
                                            ____________________________________
                                            Name:   C.A. Rundell, Jr.
                                            Title:  Director, Chairman of the
                                                    Board and Chief Executive
                                                    Officer (Principal Executive
                                                    and Financial Officer)

                                  Exhibit Index



Exhibit No.       Description


   99.1           Press Release of Integrated Security Systems, Inc. dated
                  July 25, 2005.